COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 7:-	COMMITMENTS AND CONTINGENCIES

a.	Lease commitments:

Minimum lease commitments of certain subsidiaries under non-cancelable operating lease agreements with respect to premises occupied by them, at rates in effect subsequent to December 31, 2013, are as follows:

Lease
Year ending December 31,	Commitments

2014	$1,436
2015	925
2016	865
2017	204
2018 and after	298

$3,728

Rent expenses during the years ended December 31, 2013, 2012 and 2011 were $ 2,349, $ 2,501 and $ 2,976, respectively.

Some of the Group's lease agreements do not include renewal options.

b.	Commitments with respect to space segment services:

Future minimum payments due for space segment services to be rendered subsequent to December 31, 2013, are as follows:

Year ending December 31,

2014	$5,722
2015	4,656
2016*)	1,571

$11,949

Space segment services expenses totaled $ 10,352, $ 12,932 and $ 7,861 in 2013, 2012 and 2011, respectively.

*)	The Group does not have any commitments with respect to space segments after 2016.

c.
In 2013 and 2012, the Company's primary material purchase commitments were with inventory suppliers. The Company's material inventory purchase commitments are based on purchase orders, or on outstanding agreements with some of the Company's suppliers of inventory. As of December 31, 2013 and 2012, the Company's major outstanding inventory purchase commitments amounted to $ 28,134 and $ 20,816, respectively, all of which were orders placed or commitments made in the ordinary course of its business. As of December 31, 2013 and 2012, $ 7,255 and $ 8,339, respectively, of these orders and commitments, were from suppliers which can be considered sole or limited in number.

d.	Royalty commitments:

The Company is committed to pay royalties to the Office of the Chief Scientist ("OCS") of the Ministry of Economy of the Government of Israel on proceeds from sales of products resulting from the research and development projects in which the OCS participated with royalty bearing grants. In the event that development of a specific product in which the OCS participated is successful, the Company will be obligated to repay the grants through royalty payments at the rate of 3% to 5% based on the sales of the Company, up to 100% of the grants received linked to the dollar. Grants are subject to interest at a rate equal to the 12 month LIBOR rate. The obligation to pay these royalties is contingent upon actual sales of the products and, in the absence of such sales, no payment is required.

As of December 31, 2013, the Company had a contingent liability to pay royalties in the amount of approximately $ 96 plus interest.

The Company did not pay or accrue any amounts for such royalties during the years ended December 31, 2013, 2012 and 2011.

e.	Legal and tax contingencies:

1.
In September 2003, Nova Mobilcom S.A., or Mobilcom, filed a lawsuit in Brazil against Gilat do Brazil for a specific performance under a memorandum of understanding for performance of a government education project. The lawsuit is not for a specified amount.  The court ruled in favor of Gilat do Brazil.  Mobilcom filed an appeal to the State Court of Appeals, which appeal was rejected by Court. In September 2012, Mobilcom filed a Special Appeal, which was refused by the State Court of Appeals. In January 2013, Mobilcom filed an interlocutory appeal with the Superior Court of Justice. The case is currently awaiting the ruling of the Court. Based on external counsel's opinion, the Company's management does not believe that this claim has any merits and is vigorously defending itself against the claims presented therein.

2.
In 2003, The Brazilian tax authority filed a claim against one of the Company's subsidiaries in Brazil, for alleged taxes due of approximately $4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense, which was denied by the first and second level courts, respectively.  In September 2006, the subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision, which cancelled a significant part of the claim, but upheld two items of the assessment. Under this decision, the subsidiary's principal liability was reduced to approximately $1,500. This decision was appealed by both the subsidiary and the tax authorities. In June 2012, the São Paulo Court of Appeals ruled against the subsidiary, which is an inactive company, accepting the claims of the tax authorities. Accordingly, as of December 31, 2013, the subsidiary faces an exposure of approximately $ 11,739, including interest, penalties, legal fees and exchange rate differences. In September 2012, the subsidiary filed an appeal to the Superior Court of Justice and to the Supreme Court.  Based on external counsel's opinion, the Company believes that it has reasonably possible chances of success to reverse the ruling of São Paulo Court of Appeals. The tax authorities issued a foreclosure certificate against the subsidiary and certain of its managers and representatives and decided that these individuals should be summoned to appear in court. Based on the external counsel's opinion, inclusion of any additional co-obligors in the tax foreclosure certificate is barred due to statute of limitation. Accordingly, the Company believes that the foreclosure procedure legally cannot be redirected to other Group entities and the managers, which have not been cited in the foreclosure certificate and, therefore, the chances that such redirection will lead to a loss recognition are remote.

3.
In November 2009, a lawsuit was filed in the Central District Court in Israel by eight individuals and Israeli companies against the Company, all of its directors and its major shareholder, York and its affiliates. The plaintiffs claim damages based on the amounts they would have been paid had the merger agreement signed on March 31, 2008 closed. The lawsuit, seeking damages of approximately $12.4 million, is similar to the lawsuit and motion for its approval as a class action proceeding previously filed by the same group of Israeli shareholders in October 2008. That lawsuit and motion were withdrawn by the plaintiffs in July 2009 at the recommendation of the court, which questioned the basis for the lawsuit. In October 2013, the court dismissed the lawsuit in its entirety and awarded the Company with reimbursement of expenses.

4.
The Group has certain tax exposures in some of the jurisdictions in which it conducts business. Specifically, in certain jurisdictions in Latin America the Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

5.
The Group has accrued $ 7,888 and $ 8,070 as of December 31, 2013 and 2012, respectively, for the expected implications of such legal and tax contingencies. These accruals are comprised of $ 6,857 and 7,122 of tax related accruals and $ 1,031 and $ 948 of legal and other accruals as of December 31, 2013 and 2012, respectively. The accruals related to tax contingencies have been assessed by the Group's management based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $ 22,540 and $ 26,102 as of December 31, 2013 and 2012, respectively. The estimated exposure for legal and other related accruals is $ 2,902 and $ 2,269 as of December 31, 2013 and 2012, respectively.

The tax accruals include various tax matters such as taxes on income, property taxes, sales and use tax and value added tax, that are in different stages of audits, for which tax assessments have been received, or various tax exposures in which the Group has assessed the exposure and determined that an accrual is necessary. The accruals related to legal contingencies have been assessed by the Group's management based on the advice of independent legal advisers and are comprised of matters for which legal proceedings have been initiated against the Group.

The exposures and provisions related to income taxes have been assessed and provided for in accordance with ASC 740-10. Liabilities related to legal proceedings, demands and claims and other taxes are recorded in accordance with ASC 450, "Contingencies" ("ASC 450"), when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. The Group's management, based on its legal counsels' opinions', believes that it had provided an adequate accrual to cover the costs to resolve the aforementioned legal proceedings, demands and claims.

f.	Pledges and securities - see Note 12d.

g.	Guarantees:

The Group guarantees its performance to certain customers (generally to government entities) through bank guarantees and corporate guarantees. Guarantees are often required for the Group's performance during the installation and operational periods of long-term rural telephony projects such as in Latin America, and for the performance of other projects (government and corporate) throughout the rest of the world. The guarantees typically expire when certain operational milestones are met.

As of December 31, 2013, the aggregate amount of bank guarantees outstanding in order to secure the Group's various performance obligations was $ 30,254, including an aggregate of $ 20,923 on behalf of the subsidiary in Peru. The Group has $ 12,822 of restricted cash as collateral for these guarantees.

In order to guarantee the Group's performance obligations for its activities in Colombia, the Group secured insurance from a Colombian insurance company. The Group has provided the insurance company with various corporate guarantees, guaranteeing the Group's performance and its employee salary and benefit costs of approximately $ 22,300 and $ 4,900, respectively.

In addition, the Group has provided bank guarantees of $ 156 for certain leases throughout the world. The Group has restricted cash of $ 88 as collateral for these guarantees. The Group also provided other guarantees of $ 17,942 as of December 31, 2013, including an aggregate of $ 11,000 on behalf of the subsidiary in Colombia with $ 12,098 restricted cash as collateral for these guarantees.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Group's own performance, such guarantees are excluded from the scope of ASC 460. The Group has not recorded any liability for such amounts, since the Group expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Group.